Exhibit 10.37

                    WARRANT EXCHANGE and RELEASE AGREEMENT

      AGREEMENT made as of the 9th day of December 2004 by and among the BAILEY FAMILY TRUST, having an address at [ ] (hereinafter referred to as "BAILEY"), FORTUNA INVESTMENT PARTNERS with an address at [ ] (hereinafter referred to as ("FORTUNA"), FORTUNA UNPLUGGED with an address at [ ](hereinafter referred to as "UNPLUGGED") (collectively referred to as the "WARRANT HOLDERS") and CREATIVE BAKERIES, INC. having its principal place of business at 20 Passaic Avenue, Fairfield New Jersey 07004 (hereinafter referred to as "CBAK").

                             W I T N E S S E T H:

      WHEREAS,   the   WARRANT   HOLDERS   hold  [  ]  warrants   collectively
that contain a put provision to CBAK;

      WHEREAS, the warrants held by WARRANT HOLDERS are due to expire December 31, 2004;

      WHEREAS, the WARRANT HOLDERS are desirous of exchanging their warrants for shares of CBAK common stock;

      WHEREAS, the WARRANT HOLDERS further wish to release CBAK, it officers, directors and all those acting on behalf of CBAK from any and all claims or obligations associated with the warrants exchanged;

      WHEREAS, CBAK is agreeable to exchanging shares of CBAK common stock for warrants owned by the WARRANT HOLDERS; and

      WHEREAS,   the  parties  are   desirous  of  defining   their  rights  and
responsibilities with respect to the transaction.


            NOW   THEREFORE,   IN   CONSIDERATION   OF  THE  MUTUAL
            REPRESENTATIONS, COVENANTS AND AGREEMENTS HEREIN SET FORTH, THE PARTIES HERETO AGREE AS FOLLOWS:

            FIRST: BAILEY owns [ ] warrants of CBAK, a copy of the warrant is annexed hereto as Exhibit A, FORTUNA owns [ ] warrants of CBAK, a copy of the warrant is annexed hereto as Exhibit B, and UNPLUGGED owns [ ] warrants of CBAK, a copy of the warrant is annexed hereto as Exhibit C which represents all of the issued and outstanding warrants subject to this Agreement (collectively the "WARRANTS").

            SECOND: Upon execution of the within Agreement, BAILEY will exchange the [ ] warrants held by it for 640,041 shares of CBAK common stock.

            THIRD: Upon execution of the within Agreement, FORTUNA will exchange the [ ] warrants held by it for 475,081 shares of CBAK common stock.

            FOURTH: Upon execution of the within Agreement, UNPLUGGED will exchange the [ ] warrants held by it for 105,574 shares of CBAK common stock.

            FIFTH: The WARRANT HOLDERS represent and warrant to CBAK that the WARRANTS are free and clear of any liens or encumbrances and that there is no restriction on the WARRANT HOLDERS with respect to the exchange of the WARRANTS for shares of Common Stock in CBAK.

            SIXTH: The parties acknowledge and recognize that the business operations and current financial statements of CBAK have been fully disclosed, and all matters with respect to the business of CBAK have been fully disclosed to all of the parties herein.

            SEVENTH: As additional consideration for the exchange of WARRANTS for shares of CBAK common stock, BAILEY hereby releases CBAK its directors, officers and all those acting on its behalf from and claims associated with the warrant exchanged and hereby relinquishes any and all rights or claims associated with the warrants exchanged for common stock under this Agreement.

            EIGHTH: As additional consideration for the exchange of WARRANTS for shares of CBAK common stock, FORTUNA hereby releases CBAK its directors, officers and all those acting on its behalf from and claims associated with the warrant exchanged and hereby relinquishes any and all rights or claims associated with the warrants exchanged for common stock under this Agreement.

            NINTH: As additional consideration for the exchange of WARRANTS for shares of CBAK common stock, UNPLUGGED hereby releases CBAK its directors, officers and all those acting on its behalf from and claims associated with the warrant exchanged and hereby relinquishes any and all rights or claims associated with the warrants exchanged for common stock under this Agreement.

            TENTH: Each party further acknowledges that it has had the opportunity to be represented by independent counsel concerning their respective rights and obligations under the within Agreement and has specifically requested Baratta & Goldstein as counsel to CBAK to serve as escrow agent in connection with the exchange of WARRANTS for common stock under the within Agreement.


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

            ELEVENTH: The parties further agree that the WARRANTS, the common stock of CBAK to be issued to the WARRANT HOLDERS as set forth herein and fully executed Agreements are to be returned to the ESCROW AGENT in care of Baratta & Goldstein, Attn: Joseph A. Baratta, 597 Fifth Avenue, New York, NY 10017 (telephone 212-750-9700 and fax 212-750-8297]by overnight currier or hand delivery and that the common stock to be issued in exchange for the WARRANTS will be forwarded to the WARRANT HOLDERS at their respective addresses as set forth in the preamble of this Agreement unless the ESCROW AGENT is otherwise advised in writing by a party.

            TWELFTH: The parties understand and agree that in the event any additional or further documents are required with respect to the within exchange of WARRANTS, that each party agrees to provide same within a reasonable time of a request of any such documents.

            THIRTEENTH: It is further understood and agreed that the parties have agreed that the exchange of WARRANTS for stock herein will be deemed effective upon execution of the within Agreement by all parties.

            FOURTEENTH: Except as set forth in paragraph ELEVENTH regarding the procedure for exchange of WARRANTS and shares of common stock, all notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, by certified mail, return receipt requested, and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the parties as set forth in the preamble of this agreement or to such other address as each party may designate for itself by like notice.

            FIFTEENTH: The within Agreement is governed by the laws of the State of New York and cannot be changed, altered or modified, except in writing signed by the parties. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.


                         [The Remainder of this Page
                          Intentionally Left Blank]


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

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the date first above written.

                                          CREATIVE BAKERIES, INC.


                                    By:
                                          --------------------------------------

                                          BAILEY FAMILY TRUST


                                    By:
                                          --------------------------------------

                                          FORTUNA INVESTMENT PARTNERS


                                    By:
                                          --------------------------------------

                                          FORTUNA UNPLUGGED


                                    By:
                                          --------------------------------------


Agreed to as to the Escrow Provisions Only:
-----------------------------
Baratta & Goldstein



[Signature Page to Warrant Exchange and Release Agreement]


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


STATE OF                , COUNTY OF                   SS.:

      I CERTIFY that on January ______ , 2005, ______________ an authorized signatory on behalf of Bailey Family Trust, personally came before me and stated to my satisfaction that this person (or if more than one, each person):

      (a)   was authorized to execute the within Exchange Agreement and Release;

      (b)   is the maker of the attached Exchange Agreement and Release;

      (c)   executed this Exchange  Agreement and Release as his or her own act;
            and

      (d) entered into this Exchange Agreement and Release for the full and actual consideration set forth herein


                                          Notary
My commission expires:


STATE OF                , COUNTY OF                   SS.:

      I CERTIFY that on January ______ , 2005, ______________ an authorized signatory on behalf of Fortuna Investment Partners, personally came before me and stated to my satisfaction that this person (or if more than one, each person):

      (e)   was authorized to execute the within Exchange Agreement and Release;

      (f)   is the maker of the attached Exchange Agreement and Release;

      (g)   executed this Exchange  Agreement and Release as his or her own act;
            and

      (h) entered into this Exchange Agreement and Release for the full and actual consideration set forth herein


                                          Notary
My commission expires:


STATE OF                , COUNTY OF                   SS.:

      I CERTIFY that on January ______ , 2005, ______________ an authorized signatory on behalf of Fortuna Unplugged, personally came before me and stated to my satisfaction that this person (or if more than one, each person):

      (i)   was authorized to execute the within Exchange Agreement and Release;

      (j)   is the maker of the attached Exchange Agreement and Release;

      (k)   executed this Exchange  Agreement and Release as his or her own act;
            and

      (l) entered into this Exchange Agreement and Release for the full and actual consideration set forth herein



                                          Notary

My commission expires:


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                                                       "ANNEX EXHIBIT A WARRANT"


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

                                                       "ANNEX EXHIBIT B WARRANT"

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


                                                       "ANNEX EXHIBIT C WARRANT"


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